                                                                  EXHIBIT 23.2


                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Buffalo Wild Wings, Inc.:


We consent to the use of our report included herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                      /s/ KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
July 22, 1998